Net Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2023
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the six months ended June 30,
	2022	2023
Numerator :
Net loss attributable to TuanChe Limited’s shareholders	(56,166)	(30,698)
Denominator:
Weighted average number of ordinary shares outstanding, basic and diluted	309,041,616	399,544,700
Basic and diluted net loss per share attributable to TuanChe Limited’s shareholders	(0.18)	(0.08)